UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2018

Item 1. Reports to Stockholders.

Annual Report	9/30/2018

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

PORTFOLIO MANAGER: Caleb Wong

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/18

	Oppenheimer Master Event- Linked Bond Fund, LLC	Swiss Re Cat Bond Total Return Index	Swiss Re Global Cat Bond Total Return Index
1-Year	3.68%	8.41%	8.49%
5-Year	3.15	4.84	4.73
10-Year	4.78	7.08	6.92

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Fund returns include changes in share price and reinvested distributions. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Swiss Re Cat Bond Total Return Index and the Swiss Re Global Cat Bond Total Return Index. The Swiss Re Cat Bond Total Return Index tracks outstanding U.S. dollar denominated catastrophe bonds. The Swiss Re Global Cat Bond Total Return Index is a basket of natural catastrophe bonds tracked by Swiss Re Capital Markets; is calculated on a weekly basis; is market-value weighted; and

3      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

includes reinvestment of income. The Fund has changed its benchmark from the Swiss Re Cat Bond Total Return Index to the Swiss Re Global Cat Bond Total Return Index, which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for the Swiss Re Cat Bond Total Return Index in its next annual report. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer Master Event-Linked Bond Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Fund Performance Discussion

The Fund produced a return of 3.68% over the one-year reporting period ended September 30, 2018, compared to the Swiss Re Global Cat Bond Total Return Index (the “Index”), which returned 8.49%.

The top underperforming bonds during the reporting period were multi-peril bonds Caelus Re V and Residential Re Ltd., which are issued by Nationwide and United Services Automotive Association (USAA), the insurer for U.S. military personnel and their families, respectively. These bonds experienced losses from Hurricanes Harvey and Irma in 2017, the California wildfire events of late 2017, and the March 2018 winter storms on the U.S. east coast.

Top performers for the Fund this reporting period were Galileo Re Ltd., Galilei Re Ltd., and Blue Halo Re Ltd. XL Bermuda, the issuer of the Galileo and Galilei bonds, experienced lower than expected losses from the 2017 hurricanes. These high-yielding bonds fared well as a result. Blue Halo Re are also bonds bearing Florida hurricane risk, but for which the market priced in a much lower probability of any principal loss following loss reports in the fourth quarter of 2017.

OUTLOOK

For the remainder of 2018, we will continue to watch the market as the impact of Hurricane Florence on bonds with layers of risk sensitive to south-east hurricane risk and

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

flood-related losses plays out for reinsurers. Additionally, the expected losses around catastrophe bonds with exposure to wildfire events in California should develop and be reported.

A number of these recent events have also highlighted the ongoing concerns across the industry around the insurance protection gap—i.e., underinsurance or the difference between economic losses and the amount of insurance coverage purchased.

Flood insurance is an example of the problem, where local economic damages from events like Hurricane Florence can be significant, and while there is meaningful re-insurance coverage in the area, the actual insured coverage is well below actual damage levels for homeowners, businesses and local governments.

Flood-related perils in the United States have traditionally only been handled through the Federal Emergency Management Agency’s (FEMA) National Flood Insurance Program (NFIP). But given the recent impact of events like Hurricanes Harvey and Florence, we have seen the NFIP seek to bolster its reinsurance program, including coming to the cat bond market to help reinsure its flood insurance policies.

We anticipate this will continue to expand, as FEMA now views the capital markets as a key partner alongside traditional reinsurers to protect its exposure to catastrophic flood events.

At the same time, California utility agencies are seeking liability protection from wildfire events where their infrastructure is determined to cause the event. First PG&E and now Sempra have tapped the cat bond market protection for the first time. The market is expecting to see other utilities potentially seek transfer of this unique form of cat bond risk.

Indonesia is also now reported to be looking at a disaster management program in the wake of recent earthquake and tsunami impacts that would include insurance-linked securities and cat bonds. The World Bank has already worked successfully with other developing nations in Central and South American to create new parametric-based earthquake cat bonds. We will see if they expand that partnership with this region.

The expansion of such natural disaster coverage has been an ongoing issue in the market. These new issuers are following a pattern we are observing more often in the cat bond marketplace—namely, when events occur in areas with a significant protection gap what typically follows is an effort around how to address it with re/insurers increasingly reaching out to tap the insurance-linked securities market as a source for future risk transfer.

6      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Event-Linked Bonds
Multiple Event	48.1%
Earthquake	27.8
Windstorm	17.9
Other	2.6
Fire	1.4
Longevity	0.5
Pandemic	0.3
Investment Company Oppenheimer Institutional Government Money Market Fund	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

REGION OF RISK

North America	64.3%
Multi-Region	14.4
Asia	13.0
South America	4.4
Europe	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of event-linked securities

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	1.4%
BBB	0.6
BB	9.2
B	1.1
Unrated	87.7
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2018, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

7      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Actual	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During 6 Months Ended September 30, 2018
	$1,000.00	$ 1,026.00	$ 2.24

Hypothetical
(5% return before expenses)
	1,000.00	1,022.86	2.23

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2018 is as follows:

Expense Ratio
0.44%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS September 30, 2018

		Principal Amount	Value
Event-Linked Bonds—97.6%
Earthquake—27.6%
Acorn Re Ltd. Catastrophe Linked Nts., 4.883% [US0003M+275], 11/10/21[1,2]		$3,750,000	$3,757,687
Azzurro RE I DAC Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[2,3]	EUR	3,500,000	4,073,834
Buffalo Re Ltd. Catastrophe Linked Nts.:
5.64% [US0006M+348], 4/7/20[2,3]		2,250,000	2,253,487
9.32% [US0006M+716], 4/7/20[2,3]		2,500,000	2,510,875
Golden State Re II Ltd. Catastrophe Linked Nts., 4.394% [T-BILL 3MO+220], 1/8/19[2,3]		5,200,000	5,217,420
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
4.614% [US0003M+250], 2/14/20[2,3,4]		2,375,000	2,388,894
4.614% [US0003M+250], 2/15/21[1,2,4]		5,250,000	5,239,762
5.114% [US0003M+300], 2/15/21[2,3,4]		5,250,000	5,289,638
8.114% [US0003M+600], 2/15/21[2,3,4]		5,250,000	5,303,813
10.364% [US0003M+825], 2/14/20[2,3,4]		3,950,000	3,967,479
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 5.944% [T-BILL 3MO+375], 11/25/19[2,3]		5,375,000	5,405,369
Kizuna Re II Ltd. Catastrophe Linked Nts.:
4.069% [T-BILL 3MO+187.5], 4/11/23[1,2]		3,500,000	3,553,025
4.694% [T-BILL 3MO+250], 4/11/23[2,3]		2,550,000	2,592,967
Merna Re Ltd. Catastrophe Linked Nts.:
4.194% [T-BILL 3MO+200], 4/8/20[2,3]		2,750,000	2,769,662
4.194% [T-BILL 3MO+200], 4/8/21[1,2]		2,250,000	2,261,813
Nakama Re Ltd. Catastrophe Linked Nts.:
4.28% [US0006M+220], 10/13/21[1,2]		4,350,000	4,416,772
4.319% [T-BILL 3MO+212.5], 1/16/19[2,3]		2,750,000	2,767,187
4.396% [US0003M+200], 4/13/23[2,3]		1,500,000	1,516,125
5.069% [T-BILL 3MO+287.5], 1/16/20[2,3]		3,040,000	3,092,440
5.069% [T-BILL 3MO+287.5], 1/14/21[2,3]		2,000,000	2,022,100
5.236% [US0003M+300], 4/13/23[1,2]		3,250,000	3,302,488
5.33% [US0006M+325], 10/13/21[2,3]		4,750,000	4,853,787
5.444% [T-BILL 3MO+325], 1/14/21[1,2]		3,300,000	3,383,325
Torrey Pines Re Ltd. Catastrophe Linked Nts.:
5.944% [US0006M+380], 6/9/20[2,3]		2,850,000	2,865,248
8.694% [US0006M+655], 6/9/20[2,3]		3,450,000	3,510,203
Ursa Re Ltd. Catastrophe Linked Nts.:
4.00% [MM+400], 12/10/19[2,3]		3,250,000	3,253,087
4.00% [T-BILL 3MO+400], 12/10/20[2,3]		2,250,000	2,260,238
5.25% [T-BILL 3MO+525], 12/10/20[2,3]		3,200,000	3,220,960
6.00% [MM+600], 5/27/20[2,3]		5,000,000	5,053,250
7.294% [T-BILL 3MO+510], 9/24/21[2,3]		750,000	753,488

			102,856,423
Fire—1.4%
Cal Phoenix Re Ltd. Catastrophe Linked Nts., 9.648% [US0003M+750], 8/13/21[2,3]		5,400,000	5,368,950

10      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

	Principal Amount	Value
Longevity—0.5%
Vita Capital VI Ltd. Catastrophe Linked Nts., 5.24% [US0006M+290], 1/8/21[2,3]	$1,750,000	$1,789,112
Multiple Event—47.6%
Alamo Re Ltd. Catastrophe Linked Nts., 5.446% [T-BILL 1MO+325], 6/7/21[2,3]	2,000,000	1,999,500
Armor Re II Ltd. Catastrophe Linked Nts., 5.696% [T-BILL 3MO+350], 6/8/20[2,3]	4,500,000	4,538,925
Atlas Capital UK 2018 plc Catastrophe Linked Nts., 8.161% [US0003M+600], 6/7/22[2,3]	2,000,000	2,010,300
Atlas IX Capital DAC Catastrophe Linked Nts.:
9.846% [US0003M+759], 1/8/20[2,3]	2,000,000	1,988,100
10.111% [US0003M+788], 1/7/19[1,2]	3,700,000	3,612,680
Blue Halo Re Ltd. Catastrophe Linked Nts.:
10.446% [T-BILL 3MO+825], 7/26/19[2,3]	2,250,000	2,300,737
16.196% [T-BILL 3MO+1,400], 6/21/19[2,3]	4,500,000	4,282,200
Bonanza Re Ltd. Catastrophe Linked Nts.:
6.241% [US0006M+398], 12/31/19[2,3]	1,000,000	994,850
7.491% [US0006M+523], 12/31/19[2,3]	1,000,000	1,003,650
Bowline Re Ltd. Series 2018-1 Catastrophe Linked Nts., 6.696% [T-BILL 3MO+450], 5/23/22[2,3]	4,750,000	4,738,362
Caelus Re IV Ltd. Catastrophe Linked Nts., 7.724% [T-BILL 3MO+553], 3/6/20[2,3]	2,000,000	2,042,700
Caelus Re V Ltd. Catastrophe Linked Nts.:
2.694% [T-BILL 1MO+50], 6/5/20[2,3]	3,250,000	1,592,500
2.694% [T-BILL 1MO+50], 6/5/20[2,3]	3,750,000	110,625
5.404% [T-BILL 3MO+321], 6/5/20[1,2]	3,750,000	3,545,250
5.694% [T-BILL 3MO+350], 6/7/21[2,3]	1,750,000	1,737,400
6.694% [T-BILL 3MO+450], 6/7/21[2,3]	1,500,000	1,485,600
9.694% [T-BILL 3MO+750], 6/7/21[2,3]	2,500,000	2,462,000
12.694% [T-BILL 3MO+1,050], 6/7/21[2,3]	1,250,000	1,234,250
Citrus Re Ltd. Catastrophe Linked Nts., 7.371% [US0006M+523], 3/18/20[2,3]	1,891,504	1,324,053
Cranberry Re Ltd. Catastrophe Linked Nts., 4.158% [US0006M+200], 7/13/20[2,3]	4,000,000	4,066,600
East Lane Re VI Ltd. Catastrophe Linked Nts., 5.584% [T-BILL 3MO+339], 3/13/20[2,3]	2,500,000	2,547,875
Eclipse Re Ltd. Catastrophe Linked Nts.:
2.447%, 7/1/19[1,5]	500,000	493,754
3.804%, 7/1/19[1,5]	500,000	490,486
5.794%, 7/1/19[1,5]	250,000	243,177
FloodSmart Re Ltd. Catastrophe Linked Nts.:
13.444% [T-BILL 3MO+1,125], 8/6/21[1,2]	3,250,000	3,195,725
15.694% [T-BILL 3MO+1,350], 8/6/21[1,2]	750,000	671,775
Fortius Re II Ltd. Catastrophe Linked Nts., 4.803% [US0006M+375], 7/7/21[2,3]	3,500,000	3,484,425
Galilei Re Ltd. Catastrophe Linked Nts.:
6.84% [US0006M+466], 1/8/20[2,3]	3,500,000	3,530,625
6.86% [US0006M+466], 1/8/21[2,3]	2,000,000	2,016,700

11      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Multiple Event (Continued)
Galilei Re Ltd. Catastrophe Linked Nts.: (Continued)
10.61% [US0006M+841], 1/8/21[2,3]		$1,000,000	$1,009,250
16.06% [US0006M+1,388], 1/8/20[2,3]		2,250,000	2,241,900
16.08% [US0006M+1,388], 1/8/21[2,3]		3,500,000	3,528,000
Galileo Re Ltd. Catastrophe Linked Nts.:
15.704% [T-BILL 3MO+1,351], 1/8/19[2,3]		5,000,000	4,989,000
19.661% [US0003M+1,750], 11/6/20[2,3]		1,550,000	1,604,792
Kendall Re Ltd. Catastrophe Linked Nts., 7.431% [US0003M+525], 5/6/21[2,3]		6,750,000	6,761,812
Kilimanjaro II Re Ltd. Catastrophe Linked Nts.:
9.441% [US0006M+714], 4/20/21[2,3]		1,500,000	1,504,425
11.791% [US0006M+949], 4/20/21[2,3]		5,250,000	5,323,237
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
6.787% [US0003M+465], 5/6/22[2,3]		3,750,000	3,747,187
6.807% [US0003M+465], 5/5/23[2,3]		3,750,000	3,741,562
11.444% [T-BILL 3MO+925], 12/6/19[2,3]		2,750,000	2,809,262
14.637% [US0003M+1,250], 5/6/22[2,3]		4,000,000	4,059,000
14.657% [US0003M+1,250], 5/5/23[2,3]		2,750,000	2,731,162
Lion II Re DAC Catastrophe Linked Nts., 3.17% [EUR003M+317], 7/15/21[2,3]	EUR	4,500,000	5,239,093
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 0.50% [T-BILL 3MO+50], 10/9/18[1,2]		3,750,000	1,893,750
MetroCat Re Ltd. Catastrophe Linked Nts., 5.894% [T-BILL 3MO+370], 5/8/20[2,3]		3,250,000	3,250,000
Northshore Re II Ltd. Catastrophe Linked Nts., 10.096% [US0003M+770], 7/8/22[2,3]		2,250,000	2,254,388
Panthera Re Ltd. Catastrophe Linked Nts., 5.694% [T-BILL 3MO+350], 3/9/20[2,3]		1,250,000	1,251,625
PennUnion Re Ltd. Catastrophe Linked Nts., 6.696% [T-BILL 3MO+450], 12/7/18[2,3]		5,250,000	5,242,913
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 2.696% [T-BILL 3MO+50], 12/6/18[1,2]		1,060,000	1,033,500
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 2.696% [T-BILL 3MO+50], 12/6/18[1,2]		5,000,000	350,000
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 13.166% [T-BILL 3MO+1097], 6/6/19[2,3]		4,250,000	1,572,500
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
5.446% [T-BILL 3MO+325], 6/6/20[2,3]		3,000,000	3,049,350
13.716% [T-BILL 3MO+1,152], 6/6/20[2,3]		4,750,000	1,045,000
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
5.246% [T-BILL 3MO+305], 6/6/21[1,2]		375,000	378,431
6.966% [T-BILL 3MO+477], 6/6/21[2,3]		1,000,000	906,600
12.153%, 12/6/18[1,5]		1,750,000	65,625
14.726% [T-BILL 3MO+1,253], 12/6/21[1,2]		250,000	250,813
22.996%, 12/6/18[3,5]		3,500,000	3,246,250
Residential Reinsurance 2018 Ltd. Catastrophe Linked Nts.:
5.446% [T-BILL 3MO+325], 6/6/22[2,3]		4,000,000	4,028,200
12.331%, 6/6/19[3,5]		3,750,000	3,342,000

12      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

		Principal Amount	Value
Multiple Event (Continued)
Resilience Re Ltd. Catastrophe Linked Nts.:
9.64%, 1/8/19[5]		$2,225,000	$2,146,791
10.63%, 4/8/19[3,5]		2,250,000	2,129,738
Riverfront Re Ltd. Catastrophe Linked Nts.:
6.916% [T-BILL 3MO+472], 1/15/21[2,3]		5,250,000	5,305,388
8.946% [T-BILL 3MO+675], 1/15/21[2,3]		4,750,000	4,749,763
Sanders Re Ltd. Catastrophe Linked Nts.:
5.253% [US0006M+307], 12/6/21[2,3]		3,500,000	3,525,025
5.324% [US0006M+311], 6/5/20[2,3]		4,250,000	4,285,063
7.694% [T-BILL 3MO+550], 4/7/22[2,3]		3,500,000	3,574,375
Spectrum Capital Ltd. Catastrophe Linked Nts., 7.986% [US0006M+575], 6/8/21[2,3]		1,500,000	1,513,125
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts.:
9.444% [T-BILL 3MO+725], 1/8/22[2,3]		750,000	752,138
11.194% [T-BILL 3MO+900], 1/8/22[2,3]		1,250,000	1,255,813
13.194% [T-BILL 3MO+1,100], 1/8/22[1,2]		750,000	750,713
Tramline Re II Ltd. Catastrophe Linked Nts., 10.444% [T-BILL 3MO+825], 1/4/19[2,3]		1,550,000	1,564,338

			177,747,721
Other—2.6%
Benu Capital DAC Catastrophe Linked Nts.:
2.55% [EUR003M+255], 1/8/20[2,3]	EUR	250,000	293,376
3.35% [EUR003M+335], 1/8/20[2,3]	EUR	1,000,000	1,176,695
Horse Capital I DAC Catastrophe Linked Nts., 12.00% [EUR003M+1200], 6/15/20[2,3]	EUR	4,000,000	4,701,556
Vitality Re IX Ltd. Catastrophe Linked Nts., 3.944% [T-BILL 3MO+175], 1/10/22[1,2]		500,000	502,875
Vitality Re VII Ltd. Catastrophe Linked Nts.:
4.344% [T-BILL 3MO+215], 1/7/20[2,3]		1,000,000	1,009,550
4.844% [T-BILL 3MO+265], 1/7/20[2,3]		250,000	253,437
Vitality Re VIII Ltd. Catastrophe Linked Nts.:
3.944% [T-BILL 3MO+175], 1/8/21[2,3]		1,000,000	1,009,250
4.194% [T-BILL 3MO+200], 1/8/21[2,3]		750,000	757,912

			9,704,651
Pandemic—0.3%
International Bank for Reconstruction & Development Catastrophe Linked Nts., 7.957% [US0006M-40+690], 7/15/20[1,2]		1,000,000	1,009,450
Windstorm—17.6%
Akibare Re Ltd. Catastrophe Linked Nts.:
4.296% [US0003M+190], 4/7/22[2,3]		1,500,000	1,523,475
4.296% [US0003M+190], 4/7/22[1,2]		2,500,000	2,544,375
4.781% [US0006M+234], 4/7/20[2,3]		2,460,000	2,502,927
Alamo Re Ltd. Catastrophe Linked Nts., 7.046% [T-BILL 3MO+485], 6/8/20[2,3]		1,750,000	1,767,937

13      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Windstorm (Continued)
Aozora Re Ltd. Catastrophe Linked Nts.:
4.22% [US0006M+200], 4/7/21[2,3]		$5,500,000	$5,611,376
4.681% [US0006M+224], 4/7/20[2,3]		3,500,000	3,561,425
Casablanca Re Ltd. Catastrophe Linked Nts.:
5.25% [US0006M+525], 6/4/20[1,2]		1,500,000	1,530,225
17.258% [US0006M+1,600], 6/4/20[1,2,6]		1,250,000	612,500
Citrus Re Ltd. Catastrophe Linked Nts., 10.044% [T-BILL 3MO+785], 2/25/19[2,3]		2,206,075	1,709,708
Everglades Re II Ltd. Catastrophe Linked Nts., 7.114% [T-BILL 3MO+492], 5/8/20[2,3]		1,500,000	1,526,175
First Coast Re 2016 Ltd. Catastrophe Linked Nts., 6.014% [T-BILL 3MO+382], 6/7/19[2,3]		1,000,000	1,023,350
First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 6.244% [T-BILL 3MO+405], 6/7/21[2,3]		2,000,000	2,030,100
Frontline Re Ltd. Catastrophe Linked Nts.:
9.194% [T-BILL 3MO+700], 7/6/22[2,3]		2,250,000	2,241,000
13.944% [T-BILL 3MO+1,175], 7/6/22[2,3]		500,000	494,700
Hexagon Reinsurance DAC Catastrophe Linked Nts.:
6.50% [EUR003M+650], 1/19/22[2,3]	EUR	750,000	872,529
8.00% [EUR003M+800], 1/19/22[2,3]	EUR	1,000,000	1,162,792
Integrity Re Ltd. Catastrophe Linked Nts.:
5.797% [US0003M+375], 6/10/22[2,3]		4,000,000	4,040,200
16.904% [US0006M+1,476], 6/10/20[2,3]		750,000	765,562
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
8.034% [US0006M+590], 12/20/19[2,3]		3,275,000	3,267,631
11.434% [US0006M+930], 12/20/19[2,3]		2,550,000	2,572,823
Long Point Re III Ltd. Catastrophe Linked Nts., 4.944% [T-BILL 3MO+275], 6/1/22[2,3]		3,750,000	3,784,687
Manatee Re II Ltd. Catastrophe Linked Nts.:
6.444% [T-BILL 3MO+425], 6/7/21[2,3]		2,250,000	2,305,012
9.944% [T-BILL 3MO+775], 6/7/21[2]		2,750,000	2,831,813
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-BILL 3MO+50], 3/10/19[1,2,6]		4,000,000	104,000
Pelican IV Re Ltd. Catastrophe Linked Nts.:
4.175% [US0006M+203], 5/5/20[2,3]		2,000,000	2,012,700
4.267% [US0003M+225], 5/7/21[2,3]		5,750,000	5,814,688
Queen Street XI Re DAC Catastrophe Linked Nts., 8.346% [T-BILL 3MO+615], 6/7/19[2,3]		3,500,000	3,568,075
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 7.658% [US0006M+525], 4/8/20[2,3]		4,000,000	4,091,000

			65,872,785

Total Event-Linked Bonds (Cost $387,796,244)			364,349,092

14      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

	Shares	Value
Investment Company—1.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[7,8] (Cost $5,295,264)	5,295,264	$5,295,264
Total Investments, at Value (Cost $393,091,508)	99.0%	369,644,356
Net Other Assets (Liabilities)	1.0	3,592,911
Net Assets	100.0%	$373,237,267

Footnotes to Statement of Investments

1. Restricted security. The aggregate value of restricted securities at period end was $49,193,976, which represents 13.18% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Acorn Re Ltd. Catastrophe Linked Nts., 4.883% [US0003M+275], 11/10/21	7/3/18	$3,750,000	$3,757,687	$7,687
Akibare Re Ltd. Catastrophe Linked Nts., 4.296% [US0003M+190], 4/7/22	3/22/18	2,500,000	2,544,375	44,375
Atlas IX Capital DAC Catastrophe Linked Nts., 10.111% [US0003M+788], 1/7/19	2/5/15-3/28/18	3,644,280	3,612,680	(31,600)
Caelus Re V Ltd. Catastrophe Linked Nts., 5.404% [T-BILL 3MO+321], 6/5/20	12/4/17-1/5/18	3,728,959	3,545,250	(183,709)
Casablanca Re Ltd. Catastrophe Linked Nts., 5.25% [US0006M+525], 6/4/20	5/26/17	1,500,000	1,530,225	30,225
Casablanca Re Ltd. Catastrophe Linked Nts., 17.258% [US0006M+1,600], 6/4/20	5/26/17	1,250,000	612,500	(637,500)
Eclipse Re Ltd. Catastrophe Linked Nts., 2.447%, 7/1/19	5/31/18	490,869	493,754	2,885
Eclipse Re Ltd. Catastrophe Linked Nts., 3.804%, 7/1/19	5/31/18	485,929	490,486	4,557
Eclipse Re Ltd. Catastrophe Linked Nts., 5.794%, 7/1/19	5/31/18	239,420	243,177	3,757
FloodSmart Re Ltd. Catastrophe Linked Nts., 13.444% [T-BILL 3MO+1,125], 8/6/21	7/25/18	3,250,000	3,195,725	(54,275)
FloodSmart Re Ltd. Catastrophe Linked Nts., 15.694% [T-BILL 3MO+1,350], 8/6/21	7/25/18	750,000	671,775	(78,225)
International Bank for Reconstruction & Development Catastrophe Linked Nts., 4.614% [US0003M+250], 2/15/21	2/2/18-4/25/18	5,252,139	5,239,762	(12,377)
International Bank for Reconstruction & Development Catastrophe Linked Nts., 7.957% [US0006M-40+690], 7/15/20	6/28/17	1,000,000	1,009,450	9,450
Kizuna Re II Ltd. Catastrophe Linked Nts., 4.069% [T-BILL 3MO+187.5], 4/11/23	3/16/18	3,500,000	3,553,025	53,025

15      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 0.50% [T-BILL 3MO+50], 10/9/18	12/20/13-5/19/15	$3,750,000	$1,893,750	$(1,856,250)
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-BILL 3MO+50], 3/10/19	3/2/16	4,000,000	104,000	(3,896,000)
Merna Re Ltd. Catastrophe Linked Nts., 4.194% [T-BILL 3MO+200], 4/8/21	3/26/18	2,250,000	2,261,813	11,813
Nakama Re Ltd. Catastrophe Linked Nts., 4.28% [US0006M+220], 10/13/21	9/21/16-4/16/18	4,367,328	4,416,772	49,444
Nakama Re Ltd. Catastrophe Linked Nts., 5.236% [US0003M+300], 4/13/23	2/22/18-3/22/18	3,255,704	3,302,488	46,784
Nakama Re Ltd. Catastrophe Linked Nts., 5.444% [T-BILL 3MO+325], 1/14/21	12/14/15-7/3/18	3,311,745	3,383,325	71,580
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 2.696% [T-BILL 3MO+50], 12/6/18	11/5/15-5/3/16	1,060,000	1,033,500	(26,500)
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 2.696% [T-BILL 3MO+50], 12/6/18	5/22/14-2/15/17	5,001,946	350,000	(4,651,946)
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts., 5.246% [T-BILL 3MO+305], 6/6/21	2/23/18	372,532	378,431	5,899
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts., 12.153%, 12/6/18	4/19/17	1,697,008	65,625	(1,631,383)
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts., 14.726% [T-BILL 3MO+1,253], 12/6/21	5/4/18	250,795	250,813	18
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts., 13.194% [T-BILL 3MO+1,100], 1/8/22	12/20/17	750,000	750,713	713
Vitality Re IX Ltd. Catastrophe Linked Nts., 3.944% [T-BILL 3MO+175], 1/10/22	1/23/18-5/2/18	500,671	502,875	2,204
		$61,909,325	$49,193,976	$(12,715,349)

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $310,176,512 or 83.10% of the Fund’s net assets at period end.

4. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $22,189,586 or 5.95% of the Fund’s net assets at period end.

5. Zero coupon bond reflects effective yield on the original acquisition date.

16      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Footnotes to Statement of Investments (Continued)

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

7. Rate shown is the 7-day yield at period end.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	439,764	236,122,204	231,266,704	5,295,264

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$5,295,264	$201,043	$—	$—

Forward Currency Exchange Contracts as of September 30, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)	Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
DEU	01/2019	USD 17,781	EUR 15,000	$199,210	$—

Glossary:
DEU	Deutsche Bank AG

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Definitions
EUR003M	EURIBOR 3 Month ACT/360
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
MM	Money Market Reference Rate
T-BILL 1MO	US Treasury Bill 1 Month
T-BILL 3MO	US Treasury Bill 3 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

See accompanying Notes to Financial Statements.

17      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $387,796,244)	$364,349,092
Affiliated companies (cost $5,295,264)	5,295,264

369,644,356
Cash	70,241
Unrealized appreciation on forward currency exchange contracts	199,210
Receivables and other assets:
Interest and dividends	3,478,030
Shares of beneficial interest sold	19,869
Other	23,787

Total assets	373,435,493
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	74,606
Directors’ compensation	22,509
Shareholder communications	2,776
Other	98,335

Total liabilities	198,226
Net Assets—applicable to 23,642,456 shares of beneficial interest outstanding	$373,237,267

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$15.79

See accompanying Notes to Financial Statements.

18      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT

OF OPERATIONS For the Year Ended September 30, 2018

Investment Income
Interest (net of foreign withholding taxes of $4,588)	$22,758,213
Dividends from affiliated companies	201,043

Total investment income	22,959,256
Expenses
Management fees	1,283,950
Transfer and shareholder servicing agent fees:	16,049
Shareholder communications:	11,868
Legal, auditing and other professional fees	86,107
Directors’ compensation	14,525
Custodian fees and expenses	9,173
Other	12,139

Total expenses	1,433,811
Less reduction to custodian expenses	(154)
Less waivers and reimbursements of expenses	(13,479)

Net expenses	1,420,178
Net Investment Income	21,539,078
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	(9,630,544)
Foreign currency transactions	(5,095)
Forward currency exchange contracts	726,574

Net realized loss	(8,909,065)
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(441,854)
Translation of assets and liabilities denominated in foreign currencies	(451)
Forward currency exchange contracts	(113,873)

Net change in unrealized appreciation/depreciation	(556,178)
Net Increase in Net Assets Resulting from Operations	$12,073,835

See accompanying Notes to Financial Statements.

19      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations
Net investment income	$21,539,078	$16,268,407
Net realized loss	(8,909,065)	(839,559)
Net change in unrealized appreciation/depreciation	(556,178)	(27,260,423)

Net increase (decrease) in net assets resulting from operations	12,073,835	(11,831,575)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	155,080,112	7,030,710
Payments for withdrawals	(53,375,102)	(30,315,932)

	101,705,010	(23,285,222)
Net Assets
Total increase (decrease)	113,778,845	(35,116,797)
Beginning of period	259,458,422	294,575,219

End of period	$373,237,267	$259,458,422

See accompanying Notes to Financial Statements.

20      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$15.23	$15.93	$15.10	$14.39	$13.52
Income (loss) from investment operations:
Net investment income[1]	1.04	0.94	0.80	0.79	0.91
Net realized and unrealized gain (loss)	(0.48)	(1.64)	0.03	(0.08)	(0.04)
Total from investment operations	0.56	(0.70)	0.83	0.71	0.87
Net asset value, end of period	$15.79	$15.23	$15.93	$15.10	$14.39

Total Return, at Net Asset Value[2]	3.68%	(4.39)%	5.50%	4.93%	6.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$373,237	$259,458	$294,575	$307,778	$384,271
Average net assets (in thousands)	$321,370	$278,438	$302,605	$311,603	$382,966
Ratios to average net assets:[3]
Net investment income	6.70%	5.84%	5.22%	5.40%	6.49%
Total expenses[4]	0.45%	0.46%	0.45%	0.43%	0.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%[5]	0.46%[5]	0.45%[5]	0.43%[5]	0.42%[5]
Portfolio turnover rate	33%	53%	43%	42%	39%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2018	0.45%
Year Ended September 30, 2017	0.46%
Year Ended September 30, 2016	0.45%
Year Ended September 30, 2015	0.43%
Year Ended September 30, 2014	0.42%

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS September 30, 2018

1. Organization

Oppenheimer Master Event-Linked Bond Fund (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of

22      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

2. Significant Accounting Policies (Continued)

the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

23      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

The Fund has analyzed its tax positions for the fiscal year ended September 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

24      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

3. Securities Valuation (Continued)

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

25      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$363,632,592	$716,500	$364,349,092
Investment Company	5,295,264	—	—	5,295,264

Total Investments, at Value	5,295,264	363,632,592	716,500	369,644,356
Other Financial Instruments:
Forward currency exchange contracts	—	199,210	—	199,210

Total Assets	$5,295,264	$363,831,802	$716,500	$369,843,566

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Event-Linked Bonds	$(240,000)	$240,000

Total Assets	$(240,000)	$240,000

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

26      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

At period end, securities with an aggregate market value of $364,349,092, representing 97.6% of the Fund’s net assets were comprised of event-linked bonds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

27      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

Shareholder Concentration. At period end, 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

28      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

29      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,243,301 and $18,764,222, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

30      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

6. Use of Derivatives (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

31      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Gross Amounts Not Offset in the Statement of
Assets & Liabilities
Gross Amounts
	Not Offset in	Financial	Financial
	the Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Received**	Received**	Net Amount
Deutsche Bank AG	$199,210	$–	$–	$–	$199,210

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives
Derivatives
Not Accounted
for as Hedging	Statement of Assets
Instruments	and Liabilities Location	Value
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$199,210

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts
Forward currency exchange contracts	$726,574

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts
Forward currency exchange contracts	$ (113,873)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

32      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Contributions	10,042,804	$155,080,112	431,035	$7,030,710
Withdrawals	(3,433,950)	(53,375,102)	(1,886,830)	(30,315,932)
Net increase (decrease)	6,608,854	$101,705,010	(1,455,795)	$(23,285,222)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$202,117,129	$99,209,593

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.40%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Directors’ Compensation. The Fund’s Board of Directors (“Board”) has adopted a compensation deferral plan for Independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Directors under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund

33      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

or in other Oppenheimer funds selected by the Directors. The Fund purchases shares of the funds selected for deferral by the Directors in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Directors’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $13,479 for IGMMF management fees. This fee waiver and/ or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

34      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Oppenheimer Master Event-Linked Bond Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Event-Linked Bond Fund, LLC (the “Fund”), including the statement of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

November 21, 2018

35      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Directors (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

36      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers, including comparative performance information. The Board reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other nontraditional bond funds. The Board considered that the Fund outperformed its category median during the five-year period, ranking in the 3rd percentile of its category, though it underperformed its category median during the more recent periods. The Board also noted that the Fund ranked in the 1st, 8th, 8th and 24th percentile of its category for the 2013, 2014, 2015 and 2016 calendar years, respectively. The Board considered the Managers’ statements about the factors that contributed to the Fund’s underperformance in 2017, including the catastrophic weather events that occurred during the year and resulted in one of the most challenging years in the history of the asset class. The Board further considered the Fund’s performance as compared to a custom peer group consisting of 13 funds, which the Managers use for certain general performance comparisons for the Fund. In this regard, the Board noted that the Fund was ranked at the top of the custom peer group for the five-year period ended August 31, 2017 (before the catastrophic weather events of September and October 2017), and that the Fund was the second top-performing fund in the custom peer group for the five-year period ended April 30, 2018.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other

37      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

nontraditional bond funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee and its total expenses were below their respective peer group medians and category medians. The Board further considered that the Adviser has agreed to waive a portion of the Fund’s management fee to the extent of the Fund’s share of the management fee paid to the Adviser by affiliated money market funds of which the Fund is a shareholder.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. The Board noted that the Fund does not have management fee breakpoints at this time.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

38      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held.

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Directors in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Directors (since 2016), Director (since 2008) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Director (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Director (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

40      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Beverly L. Hamilton, Director (since 2008) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Director (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994- 2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Director (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

41      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

James D. Vaughn, Director (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003- 2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED DIRECTOR AND OFFICER

Mr. Steinmetz is an “Interested Director” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Director and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Director (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mr. Wong, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2008) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1999); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Head of fixed income quantitative research and risk management of the Sub-Adviser (1997-1999) and worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996).

42      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Cynthia Lo Bessette Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

43      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

44      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

THIS PAGE INTENTIONALLY LEFT BLANK.

45      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

THIS PAGE INTENTIONALLY LEFT BLANK.

46      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

THIS PAGE INTENTIONALLY LEFT BLANK.

47      OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1270.001.0918 November 21, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $52,200 in fiscal 2018 and $51,200 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $3,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, CP Conduit fees, incremental and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $286,402 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $836,162 in fiscal 2018 and $676,888 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	11/16/2018